UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

ACE SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,
dated as of April 1, 2007, providing for the issuance of
SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1
Asset -Backed Pass-Through Certificates)

SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1

(as issuing entity)

ACE Securities Corp.

(as registrant)

SunTrust Asset Funding, LLC.

(as sponsor)

Delaware	333-131727	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6525 Morrison Blvd., Suite 318 Charlotte, North Carolina (Address of Principal Executive Offices)		28211 (Zip Code)

Registrant's telephone number, including area code: (704) 365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.01.	ABS Informational and Computational Materials

See Exhibit 99.1 and Exhibit 99.2.

Item 8.01.	Other Events

            The ABS Informational and Computational Materials attached to this Form 8-K as Exhibit 99.1 were previously filed on May 1, 2007 incorrectly as a Free Writing Prospectus (Accession Number 0001144204-07-021716) and therefore, are being re-filed by the Registrant with this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99	ABS Informational and Computational Materials
2	99	ABS Informational and Computational Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 1, 2007

ACE SECURITIES CORP.

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

By: /s/ Evelyn Echevarria
Name: Evelyn Echevarria
Title: Vice President

Index to Exhibits

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page
1	99	ABS Informational and Computational Materials
2	99	ABS Informational and Computational Materials